Exhibit 10.2

EXECUTION COPY

PLEDGE AND SECURITY AGREEMENT

Dated as of January 15, 2020

from

LMRK GUARANTOR CO. LLC

LMRK ISSUER CO. LLC

2019-1 CO-GUARANTOR LLC

as PLEDGORS

to

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as TRUSTEE

SECTION 24.	Rights of the Trustee	16

ATTACHMENTS TO PLEDGE AGREEMENT

SCHEDULE A	Notices and Addresses of Chief Executive Offices
SCHEDULE B	List of Pledged Securities
SCHEDULE C	Form of Consent and Agreement Regarding Pledge of Ownership Interests
SCHEDULE D	Transfer Document and Proxy

PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Pledge Agreement”) dated as of January 15, 2020 from LMRK GUARANTOR CO. LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Issuer Holdco”), LMRK ISSUER CO. LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Issuer”), and 2019-1 CO-GUARANTOR LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Co-Issuer Holdco”; and, together with the Issuer Holdco and the Issuer, each referred to herein individually as a “Pledgor” and, collectively, as the “Pledgors”), to WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, in its capacity as trustee for the Secured Parties from time to time (together with its successors and assigns and any co-agents in such capacity, the “Trustee”). Capitalized terms used herein have the meanings specified in the Collateral Trust Indenture (as such term is hereinafter defined) unless otherwise defined herein.

WITNESSETH:

WHEREAS, pursuant to the terms of that certain Note Purchase and Participation Agreement dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Note Agreement”), among the Issuer, 2019-1 TRS LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Co-Issuer” and, together with the Issuer, the “Co-Issuers”), LD ACQUISITION COMPANY 8 LLC, a Delaware limited liability company (together with its permitted successors and assigns, “LD-8”), LD ACQUISITION COMPANY 9 LLC, a Delaware limited liability company (together with its permitted successors and assigns, “LD-9”), LD ACQUISITION COMPANY 10 LLC, a Delaware limited liability company (together with its permitted successors and assigns, “LD-10”), LD TALL WALL II LLC, a Delaware limited liability company (together with its permitted successors and assigns, “TALL WALL II”; together with the Co-Issuer, LD-8, LD-9, LD-10, and any other Obligor that from time to time owns a Project Site, the “Project Companies” and each individually a “Project Company”) and the several Purchasers named in Schedule A thereto (together with their successors and assigns, the “Initial Holders”), the Co-Issuers are, among other things, selling to the Initial Holders and the Initial Holders are purchasing from the Co-Issuers, their 3.90% Series A Notes due January 2027 in the aggregate principal amount of $170,000,000 (the “Series A Notes”);

WHEREAS, subject to the terms and limitations of the Note Agreement, the Obligors may incur certain Indebtedness in addition to the Notes, which Indebtedness may be in the form of (i) loans and other extensions of credit made by, or notes or other indebtedness issued to, one or more lenders or other Persons (each such lender or other Person which executes a Joinder (as defined in the Collateral Trust Indenture described below) is referred to herein as an “Other Secured Lender”, and collectively, all such Persons are referred to as the “Other Secured Lenders”, and, together with the Initial Holders are referred to as the “Secured Parties” (provided that solely for the purpose of receiving payments or reimbursements of fees, costs, expenses, indemnities and any other amounts due and owing to it from time to time, the Trustee shall be considered a Secured Party)) on a secured basis, or (ii) other loans and other extensions of credit made by, or notes or other Indebtedness issued to, one or more lenders or other Persons on an unsecured basis;

WHEREAS, the Obligors, the Trustee and the Secured Parties, have entered into that certain Collateral Trust Indenture and Security Agreement dated as of January 15, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Collateral Trust Indenture”) whereby the Obligors granted to the Trustee certain collateral for the benefit of the Secured Parties;

WHEREAS, the Issuer is a Wholly-Owned Subsidiary of the Issuer Holdco;

WHEREAS, LD-8, LD-9, LD-10, and TALL WALL II are Wholly-Owned Subsidiaries of the Issuer;

WHEREAS, the Co-Issuer is a Wholly-Owned Subsidiary of the Co-Issuer Holdco;

WHEREAS, it is a condition precedent to the agreement of the Purchasers to purchase the Notes that the Issuer Holdco pledges 100% of its rights and interests in the equity interests in the Issuer, the Co-Issuer Holdco pledges 100% of its rights and interests in the equity interests in the Co-Issuer and the Issuer pledges 100% of its rights and interests in the equity interests in each Project Company (other than the Co-Issuer), in each case, to the Trustee for the benefit of the Secured Parties and that this Pledge Agreement shall have been executed and delivered by each such Pledgor and shall be in full force and effect.

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees with the Trustee as follows:

SECTION 1. SECURITY FOR SECURED OBLIGATIONS.

This Pledge Agreement is made by each Pledgor to secure all Secured Obligations.

The parties hereto acknowledge and agree that the Secured Obligations shall include the payment of all reasonable and documented fees, expenses and costs, including reasonable and documented attorneys’ fees, paid or incurred by the Trustee or any Secured Party in connection with the enforcement by the Trustee of the terms hereof and the protection of or realization on the Pledged Collateral (as hereinafter defined).

SECTION 2. PLEDGE OF PROPERTY, ETC.

FOR VALUE RECEIVED, and as collateral security for the Secured Obligations, whether now existing or hereafter incurred, each Pledgor hereby pledges to the Trustee, its successors and assigns, for the benefit of the Trustee and the Secured Parties, and hereby grants a security interest to the Trustee, its successors and assigns, for the benefit of the Trustee and the Secured Parties, in and to, all of such Pledgor’s rights, title and interests in any and all equity, ownership interest, preferred stock, warrants, options, voting rights and agreements pertaining thereto at any time owned by such Pledgor (collectively, the “Ownership Interests”) in, or relating to the equity of, each Person identified on Schedule B hereto as a pledged company opposite the name of such Pledgor (individually, a “Pledged Company” and, collectively, the “Pledged Companies”), and all of the following, in each case whether now existing or hereafter acquired (together with all Ownership Interest of the Pledged Companies and any Pledged Securities, collectively, the “Pledged Collateral”):

(A) such Pledgor’s interest in all the capital thereof and all profits, losses, assets of any Pledged Company and dividends or other distributions to which such Pledgor shall at any time be entitled in respect of its Ownership Interest in any Pledged Company;

(B) all other payments due or to become due to such Pledgor in respect of its Ownership Interest in any Pledged Company, whether under any limited liability company operating agreement, partnership agreement or similar constituent document or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C) all of such Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company operating agreement, partnership agreement, bylaws or similar constituent document, or at law or otherwise in respect of such Ownership Interest in any Pledged Company;

(D) all present and future claims, if any, of such Pledgor against any Pledged Company for moneys loaned or advanced, for services rendered or otherwise, in each case, to the extent constituting an equity contribution to any Pledged Company;

(E) all of such Pledgor’s rights under any limited liability company operating agreement, partnership agreement or similar constituent document or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Ownership Interest in any Pledged Company, including any power to terminate, cancel or modify any limited liability company operating agreement, partnership agreement, bylaws or similar constituent document, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Ownership Interest in any Pledged Company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

Notwithstanding any term or provision in this Section 2 or elsewhere in this Pledge Agreement, or any term or provision in any other Transaction Document, “Pledged Collateral” shall not include or be a reference to, and the pledges, security interests and other Liens granted or created under this Section 2 shall not attach to or otherwise encumber or affect, any rights, titles or interests of any Pledgor in any Excluded Property (as defined in the Collateral Trust Indenture).

All Ownership Interests in any Pledged Company, together with all rights and interests attributable thereto, including without limitation, moneys and claims for moneys due and to become due under all dividends, distributions, declarations, profits, accounts, contract rights, voting rights, general intangibles, proceeds and any and all other interests and property rights relating to and/or due from such Pledged Company, including such interests and property rights as are further described in Schedule B hereto and represented by the securities therefor, if any, as set forth therein and any additions thereto or substitutions therefor or proceeds of the foregoing are collectively referred to herein as the “Pledged Securities” of such Pledged Company; provided however, that “Pledged Securities” shall not include any distribution, payment or release of cash, instruments, securities or other property by any Pledged Company to any Pledgor which distribution, payment or release does not violate the terms of the Transaction Documents. On or before the date hereof, each Pledgor shall (i) with respect to any Pledged Security owned by such Pledgor that is an “uncertificated security” (as such term is used in the UCC of its State of formation), deliver to the Trustee a duly executed consent and agreement with respect to such Pledged Security substantially in the form attached hereto as Schedule C (appropriately completed to the reasonable satisfaction of the Trustee) and (ii) with respect to any Pledged Security owned by such Pledgor that is a “certificated security” (as such term is used in the UCC of its State of formation), deliver to the Trustee such Pledged Security, together with a duly executed irrevocable proxy (the “Proxy”) and a duly executed transfer power for each original Pledged Security delivered, both in the respective forms attached hereto as Schedule D. Without the prior written consent of the Trustee (acting at the direction of the Required Holders), no Pledgor will cause or permit the limited liability company interest or partnership interest of any Pledgor in any Pledged Company that is a limited liability company or partnership to constitute a security governed by Article 8 of the UCC of its State of formation unless the applicable Pledgor, if it has not already done so, complies with this Section 2 and Section 3 with respect to such security.

SECTION 3. ADMINISTRATION OF PLEDGED SECURITIES.

(a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any additional Pledged Securities, such additional Pledged Securities shall, to the fullest extent permitted by applicable Law, automatically (and without the taking of any action by such Pledgor) be pledged, and a security interest shall be granted in such additional Pledged Securities, by such Pledgor pursuant to Section 2 of this Pledge Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within ten (10) Business Days after it obtains such additional Pledged Securities) for the benefit of the Trustee and the Secured Parties:

(i) to the extent any such additional Pledged Security is a “certificated security” (as such term is used in the UCC of its State of formation), such Pledgor shall deliver such additional Pledged Security to the Trustee, together with a duly executed irrevocable Proxy and a duly executed transfer power for the original certificated additional Pledged Security so delivered, both in the respective forms attached hereto as Schedule D;

(ii) to the extent any of such additional Pledged Security is an “uncertificated security” (as such term is used in the UCC of its State of formation), such Pledgor shall cause each such Pledged Company to duly authorize and execute, and deliver to the Trustee, an agreement for the benefit of the Trustee and the Secured Parties substantially in the form of Schedule C hereto (appropriately completed to the reasonable satisfaction of the Trustee) relating to such Pledged Security; and

(iii) take any other action as may be required to perfect and to keep perfected the Trustee’s security interest in such additional Pledged Securities and such Pledgor shall execute and file any such financing statements, continuation statements and other documents as may be required by the Trustee or otherwise to perfect or keep perfected the Trustee’s security interest in the Pledged Securities of such Pledgor.

(b) In addition to the actions required to be taken pursuant to Section 3(a) hereof, each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the UCC as in effect in the State of formation of such Pledgor, in form covering all Pledged Securities of such Pledgor hereunder, to be filed in the relevant filing offices so that at all times the Trustee has a security interest in all of the Pledged Securities of such Pledgor which are perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the Laws of its State of formation, including, without limitation, Section 9-312(a) of the UCC). Any such financing statements may use collateral descriptions such as “all personal property” or “all assets”, in each case “whether now owned or hereafter acquired”, and words of similar import or any other description.

SECTION 4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.

If and to the extent required to enable the Trustee to perfect its security interest in any of the Pledged Securities or to exercise any of its remedies hereunder during the continuance of the Specified Conditions, the Trustee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Securities, which may be held (in the discretion of the Trustee) in the name of the Pledgor that owns such Pledged Securities, endorsed or assigned in blank or in favor of the Trustee or any nominee or nominees of the Trustee or a sub-agent appointed by the Trustee, and the Trustee shall bear no liability for any misconduct or negligence of such sub-agent.

SECTION 5. VOTING, ETC., WHILE NO EVENT OF DEFAULT.

Unless and until the Specified Conditions shall have occurred and are continuing, each Pledgor shall have and be entitled to use and enjoy all revenues, income and other payments and amounts paid, due or to become due on, under or with respect to any of the Pledged Securities or other Pledged Collateral owned by it (provided no Control Event has occured), to exercise any and all voting and all other rights, remedies, powers and interests of such Pledgor in, to, under, relating to and in connection with any of the Pledged Securities or other Pledged Collateral owned by it, and to give and receive consents, waivers, ratifications and notices and take any other action and omit from taking any action and do any and all other things whatsoever in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate any of the terms of the Transaction Documents, or which would impair the attachment or priority of the security interests of the Trustee for the benefit of the Secured Parties in the Pledged Collateral. All rights of any Pledgor to vote and to give consents, waivers and ratifications shall cease immediately following such Pledgor’s receipt of written notice therefor from the Trustee during the continuance of the Specified Conditions, and Section 7 hereof shall become applicable until the related Event of Default is duly waived or cured.

SECTION 6. DIVIDENDS AND OTHER DISTRIBUTIONS.

All cash dividends, cash distributions, cash proceeds and other cash amounts payable in respect of the Pledged Securities or other Pledged Collateral owned by a Pledgor may be paid to and retained and utilized by such Pledgor at any time and from time to time so long as such payment does not violate the Transaction Documents.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Trustee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over to the Trustee as Pledged Securities in the same form as so received (with any necessary endorsement).

SECTION 7. REMEDIES IN CASE OF DEFAULT OR EVENT OF DEFAULT.

If the Specified Conditions shall have occurred and are continuing, then and in every such case, the Trustee shall, pursuant to and in accordance with the written directions of the Required Secured Parties, be entitled to exercise all of its rights, powers and remedies (whether vested in it by this Pledge Agreement, any other Transaction Document or by Law) for the protection and enforcement of its rights in the Pledged Collateral, and all rights and remedies of a secured party under the UCC with respect to the Pledged Collateral as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to the fullest extent permitted by applicable Law, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable (it being understood that the Trustee shall not exercise any rights, powers or remedies hereunder or by Law unless and until directed in writing by the Required Secured Parties to do so as provided in the Collateral Trust Indenture):

(i) to transfer all or any part of the Pledged Securities into the Trustee’s name or the name of its nominee or nominees;

(ii) to vote all or any part of the Pledged Securities (whether or not transferred into the name of the Trustee) and give all consents, waivers and ratifications in respect of the Pledged Securities and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Trustee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so, in each case, upon the occurrence and during the continuance of such Specified Conditions);

(iii) at any time and from time to time following ten (10) days’ prior written notice to the Co-Issuers and each other Pledgor that owns Pledged Collateral, to sell, assign and deliver, or grant options to purchase, on commercially reasonable terms (including price), all or any part of any such Pledged Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are, to the fullest extent permitted by applicable Law, hereby waived by each

Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk (and such prior written notice shall specify the Pledged Collateral to be sold and the time and place of any such sale). Any such sale shall comply with all applicable Laws (including the UCC). The Trustee shall not be obligated to make any such sale of Pledged Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by applicable Law any transfer restriction and any right or equity of redemption with respect to its Pledged Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling its Pledged Collateral and any other security for the Secured Obligations or otherwise. At any such sale, unless prohibited by applicable Law, the Trustee may bid for and purchase in accordance with applicable Laws all or any part of the Pledged Collateral to be sold free from any such right or equity of redemption. In no event shall the Trustee be liable for failure to collect or realize upon any or all of the Pledged Collateral or for any delay in so doing nor shall the Trustee be under any obligation to take any action whatsoever with regard thereto; and

(iv) to set-off against any and all cash and cash equivalents constituting Pledged Collateral against any and all Secured Obligations subject to and in accordance with the Collateral Trust Indenture.

Without limiting the foregoing, upon the occurrence and during the continuance of the Specified Conditions, if the underlying Event of Default is caused by the failure of the Pledgors to perform their obligations hereunder or the failure of the Obligors to perform any of the covenants and agreements contained in the Transaction Documents, the Trustee may, at its option (but subject to the terms of the Transaction Documents) and pursuant to and in accordance with written directions of the Required Secured Parties, perform the same and in so doing may expend such reasonable and documented sums as the Trustee may reasonably deem to be necessary to perform such covenant or agreement (including without limitation the payment of any taxes resulting in liens and encumbrances on any Pledged Collateral). The Pledgors hereby acknowledge and agree that all such reasonable and documented sums so expended shall be repayable by the Obligors (including the Pledgors) promptly upon written demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the applicable Default Rate. No such performance of any such covenant or agreement by the Trustee on behalf of the Obligors, and no such advance or expenditure therefor, shall relieve the Obligors of any default under the terms of this Pledge Agreement or any other Transaction Document.

SECTION 8. REMEDIES CUMULATIVE, ETC.

Each and every right, power and remedy of the Trustee and the Secured Parties provided for in this Pledge Agreement or in any other Transaction Document, or now or hereafter existing at Law or in equity or by statute shall, to the fullest extent permitted by applicable Law, be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Trustee or any Secured Party of any one or more of the rights, powers or remedies provided for in this Pledge Agreement or any other Transaction Document or now or hereafter existing at Law or in equity or by statute or otherwise shall not, to the fullest extent permitted by applicable Law, preclude the simultaneous or later exercise by the Trustee or any Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Trustee or any Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Trustee or any Secured Party to any other or further action in any circumstances without notice or demand.

SECTION 9. APPLICATION OF PROCEEDS.

All monies collected by the Trustee upon any sale or other disposition of any Pledged Securities pursuant to the terms of this Pledge Agreement and applicable Law during the continuance of the Specified Conditions shall be applied in the manner provided in Sections 4.6 and 4.7 of the Collateral Trust Indenture.

SECTION 10. PURCHASERS OF PLEDGED COLLATERAL.

Upon any sale of any Pledged Collateral by the Trustee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise) during the continuance of the Specified Conditions, such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or such officer or be answerable in any way for the misapplication or nonapplication thereof and the Trustee shall apply such purchase money so paid in accordance with Sections 4.6 and 4.7 of the Collateral Trust Indenture.

SECTION 11. INDEMNITY.

The indemnification provisions in Section 8.3(b) of the Collateral Trust Indenture shall be incorporated by reference as if fully set forth herein.

SECTION 12. TRUSTEE NOT A PARTNER.

(a) Nothing herein shall be construed to make the Trustee liable as a partner of any partnership or member or owner of any Pledged Company solely as a result of the execution and delivery of this Pledge Agreement and in no event shall the Trustee by virtue of its execution and delivery of this Pledge Agreement have any of the duties, obligations or liabilities of a partner of any partnership or a member, manager or shareholder in any Pledged Company. The parties hereto expressly agree that this Pledge Agreement shall not be construed as creating a partnership or joint venture among any Pledgor, the Trustee and/or any other Person, including, without limitation, any Pledged Company.

(b) The Trustee, by executing this Pledge Agreement, did not intend to become a partner of any partnership, a member or manager of any company or otherwise be deemed to be a co-venturer with respect to any Pledgor, Pledged Company and/or any other Person either before or after an Event of Default shall have occurred. The Trustee shall have only those duties and obligations set forth herein and shall assume none of the duties, obligations or liabilities of a partner of any partnership, a member or manager of any company or of any Pledgor.

(c) The Trustee shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledges hereby effected.

(d) The execution by the Trustee of this Pledge Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Trustee to appear in or defend any action or proceeding relating to the Pledged Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Pledged Collateral.

SECTION 13. FURTHER ASSURANCES; POWER-OF-ATTORNEY.

(a) Each Pledgor will, at such Pledgor’s own expense, execute, file and refile under the UCC such financing statements, continuation statements and other documents in such offices and to do such other things as are required by Law in order to perfect and preserve the Trustee’s security interest in the Pledged Collateral owned by such Pledgor. Each Pledgor hereby authorizes the Trustee, at such Pledgor’s own expense, to file financing statements and amendments thereto relative to all or any part of the Pledged Collateral owned by such Pledgor without the signature of such Pledgor where permitted by Law, and agrees, upon request by the Trustee, to do such further acts and things and to execute and deliver to the Trustee such additional instruments and documents as are required by Law to maintain, preserve and perfect the security interests created under this Pledge Agreement. Notwithstanding anything herein to the contrary, the Trustee shall have no liability or obligation for the filing of any financing statement, continuation statement or other document, or the taking of any other action required in order to perfect and preserve the Trustee’s security interest in any of the Pledged Collateral.

(b) Each Pledgor hereby appoints, following the occurrence and during the continuance of the Specified Conditions, the Trustee as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of the Specified Conditions to take any action and to execute any instrument which the Trustee is directed in writing by the Required Secured Parties which is required to realize upon the Pledged Collateral in accordance with the terms of the Collateral Trust Indenture, this Pledge Agreement and applicable Law.

SECTION 14. TRANSFER BY A PLEDGOR.

Any sale or other disposition by any Pledgor or mortgage, pledge or other encumbrance of any of the Pledged Collateral or any interest therein shall (i) be in accordance with the limited liability company operating agreement, partnership agreement or other similar constitutive document of the applicable Pledged Company and (ii) not violate the Note Agreement; and any transferee of any part of the Pledged Collateral pursuant to a transfer made in violation of the Note Agreement shall take the same subject to the security interest granted by this Pledge Agreement and to the terms, covenants and provisions of this Pledge Agreement.

SECTION 15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF EACH PLEDGOR.

(a) Each Pledgor represents and warrants to the Trustee that:

(i) it is the legal and record owner of all of its Pledged Securities and that it has sufficient interest in all of its Pledged Securities in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no Liens except Permitted Liens);

(ii) it has full power, authority and legal right to pledge all its Pledged Securities pledged by it pursuant to this Pledge Agreement and it has not pledged any of its rights in, to or under all or any portion of the Pledged Securities, except to the Trustee on behalf of and for the benefit of the Trustee and the Secured Parties under this Pledge Agreement;

(iii) this Pledge Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv) except to the extent already obtained or made and except for the filing of financing statements on form UCC-1 in the offices of the Secretary of State of its State of formation, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance of this Pledge Agreement by such Pledgor, (b) the validity or enforceability of this Pledge Agreement against such Pledgor, or (c) the perfection or enforceability of the Trustee’s security interest in the Pledged Securities owned by such Pledgor;

(v) none of the Pledged Securities owned by such Pledgor are subject to any Liens of any Person, other than Permitted Liens;

(vi) such Pledgor has not executed, has not authorized and has no actual knowledge of, any effective UCC financing statement, security agreement or other instrument similar in effect covering all or any part of the Pledged Securities owned by such Pledgor on file in any recording office, except as may have been filed pursuant to this Pledge Agreement or the other Transaction Documents;

(vii) with respect to any Pledgor or any Pledged Company that the applicable filing office for UCC financing statements requires such information, as of the date hereof, (1) the chief executive office of such Pledgor or such Pledged Company is shown on Schedule A and (2) the organizational identification number and the true legal name as registered in the State or Commonwealth of the state of organization of such Pledgor or such Pledged Company are set forth on Schedule A.

(viii) the execution, delivery and performance of this Pledge Agreement does not (1) violate any provision of (a) any applicable Law or regulation in any material respect or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor in any material respect, (b) the certificate of formation, the certificate of incorporation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor, (c) any securities issued by such Pledgor, or (d) any Material Contract, agreement or instrument or undertaking to which such Pledgor is a party or which purports to be binding upon such Pledgor or upon any of its assets and (2) result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor except as contemplated by this Pledge Agreement and the other Transaction Documents;

(ix) all of the Pledged Securities of such Pledgor have been duly and validly issued and acquired, are fully paid and non-assessable (to the extent such concepts are applicable) and are subject to no options to purchase or similar rights; and

(x) the pledge to the Trustee of the Pledged Securities of such Pledgor pursuant to this Pledge Agreement creates, together with the filing of financing statements on form UCC-1 in the offices of the Secretary of State of its State of formation with respect to such Pledged Securities, in favor of the Trustee, a valid first priority perfected security interest in the Pledged Securities of such Pledgor subject to no equal or prior lien on such Pledged Securities, in each case, subject to Permitted Liens and solely to the extent such a lien may be perfected by the filing of such financing statements under Article 9 of the UCC.

(b) Each Pledgor hereby covenants and agrees that it will not, nor will it permit any Pledged Company that it owns, to change its legal name, its jurisdiction of organization or its organization identification number unless it shall have taken, at its own cost and expense, all action required to maintain the security interest of the Trustee in the Pledged Securities of such Pledgor intended to be granted hereby as a first priority perfected security interest (subject to Permitted Liens) in favor of the Trustee in full force and effect.

(c) Each Pledgor covenants and agrees that it will defend the Trustee’s security interest in and to the Pledged Securities of such Pledgor and the proceeds thereof against the claims and demands of all persons whomsoever claiming under or through such Pledgor; and such Pledgor covenants and agrees that it will likewise defend the security interest of the Trustee in any Pledged Securities acquired by such Pledgor after the date hereof.

(d) Each Pledgor represents and warrants that on the date hereof (i) the Pledged Securities owned by such Pledgor consist of the interests as described in Schedule B hereto; (ii) such Pledged Securities constitute that percentage of equity interests of such Pledgor in each Pledged Company as is set forth in Schedule B hereto; and (iii) such Pledgor has complied with the respective procedures set forth in Section 3 hereof with respect to the Pledged Securities described in Schedule B hereto.

SECTION 16. CHIEF EXECUTIVE OFFICE.

With respect to any Pledgor that the applicable filing office for UCC financing statements requires such information, the chief executive office of each such Pledgor is located at the address specified in Schedule A hereto. Each such Pledgor shall provide written notice of, and the address of, any new location for such offices to the Trustee not more than fifteen (15) Business Days’ following the establishment thereof.

SECTION 17. PLEDGOR’S OBLIGATIONS ABSOLUTE, ETC.

The obligations of each Pledgor under this Pledge Agreement shall be, to the fullest extent permitted by applicable Law, absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Transaction Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Pledge Agreement; (iii) any furnishing of any additional security to the Trustee or its assignee or any acceptance thereof or any release of any security by the Trustee or its assignee; (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to such Pledgor or any Subsidiary of such Pledgor, or any action taken with respect to this Pledge Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

SECTION 18. TERMINATION; RELEASE.

(a) On the date of satisfaction and discharge of the Secured Obligations in accordance with Section 11 of the Collateral Trust Indenture, this Pledge Agreement, the security interest, liens and other interests and power created hereby in favor of the Trustee and any Proxy delivered in accordance herewith shall terminate without further action of any other person or entity (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Trustee, promptly upon receipt of the certificate required under Section 18(b) and at the expense of any Pledgor, will (i) duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Pledged Securities of such Pledgor as has not theretofore been sold or otherwise applied or released pursuant to this Pledge Agreement, together with any monies of such Pledgor at the time held by the Trustee or any of its sub-agents hereunder and (ii) at the request and expense of any Pledgor, execute and deliver to such Pledgor any instrument or instruments reasonably requested by any Pledgor acknowledging the satisfaction and termination of this Pledge Agreement with respect to such Pledgor.

(b) At any time that a Pledgor desires that the Trustee assign, transfer and deliver Pledged Securities of such Pledgor (and releases therefor) as provided in Section 18(a) hereof, it shall deliver to the Trustee a certificate signed by a Responsible Officer of such Pledgor (i) stating that the release of the Pledged Securities of such Pledgor is permitted pursuant to such Section 18(a) and (ii) directing the Trustee to so assign, transfer, deliver or release (as applicable) such Pledged Securities.

(c) Any Pledged Collateral (or portion thereof) which is sold, assigned, conveyed transferred or pledged or otherwise Disposed of by any Pledgor pursuant to a Permitted Disposition or other transaction not prohibited under the Note Agreement or any other Transaction Document shall (i) in the case of a Permitted Disposition or other transaction involving less than all Pledged Collateral, upon receipt by the Trustee of an officer’s certificate of or from the applicable Pledgor referencing such Permitted Disposition or other transaction and stating that such Permitted Disposition or other transaction and such release of Liens is permitted under the Note Agreement and (ii) in the case of a Permitted Disposition or other transaction of all Pledged Collateral, upon receipt by the Trustee of an officer’s certificate of or from the Co-Issuers and opinion of counsel to the Co-Issuers each referencing such Permitted Disposition or other transaction and stating that such Permitted Disposition or other transaction and such release of Liens is permitted under the Note Agreement, be immediately released from the Liens of this Pledge Agreement without further action by any other Person, and the Secured Parties hereby irrevocably and unconditionally authorize and direct, with respect to any such released Pledged Collateral, (i) the Trustee to and, at the expense of the Co-Issuers, the Trustee shall, promptly execute and deliver any notice, consent or other instrument or document as such Pledgor may reasonably request with respect to such Pledged Collateral for the purpose of evidencing such release, and (ii) the Trustee to, and the Trustee shall, immediately transfer title to and possession of such Pledged Collateral to the relevant Pledgor or its purchaser, assignee or transferee, as directed by such Pledgor.

SECTION 19. NOTICES, ETC.

All notices and communications hereunder shall be in accordance with the instructions set forth on Schedule A attached hereto.

SECTION 20. SEPARATENESS.

(a) Since its formation and at all times thereafter and for so long as any obligation remains outstanding pursuant to this Agreement, each Pledgor represents, warrants, covenants and agrees that:

(i) each Pledgor has held and each Pledgor shall hold itself out to the public as a legal entity separate and distinct from any other Person;

(ii) each Pledgor has conducted and shall conduct its business solely in its own name;

(iii) each Pledgor has corrected and shall correct any known misunderstanding regarding its separate identity;

(iv) no Pledgor identified and or shall identify itself or any of its Affiliates as a division or department of any other Person;

(v) each Pledgor has held and shall hold all of its assets in its own name;

(vi) no Pledgor has commingled and nor will commingle its assets with those of any other Person, including its member, directors or officers;

(vii) each Pledgor has maintained shall maintain its records, books of account, bank accounts, financial statements, accounting records and other entity documents separate and apart from those of any other Person;

(viii) no Pledgor has listed nor shall list its assets as assets on the financial statement of any other Person; provided, however, that each Pledgor’s assets may be included in a consolidated financial statement of its Affiliate provided that (A) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of such Pledgor from such Affiliate and to indicate that such Pledgor’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Person and (B) such assets shall also be listed on such Pledgor’s own separate balance sheet;

(ix) each Pledgor has maintained, and each Pledgor shall maintain a sufficient number of employees (if any) in light of its contemplated business operations;

(x) each Pledgor has paid and shall pay the salaries of its own employees, if any, only from its own funds;

(xi) no Pledgor has held itself out nor will hold itself out as having agreed to pay indebtedness incurred by any affiliate;

(xii) no Pledgor has guaranteed nor will guarantee or become obligated for the debts of any other Person;

(xiii) no Pledgor has held nor will hold itself out as being responsible for the debts or obligations of any other Person;

(xiv) each Pledgor has allocated and shall allocate fairly and reasonably shared expenses with Affiliates (including, without limitation, shared office space);

(xv) each Pledgor has used and shall use separate stationery, invoices and checks bearing its own name;

(xvi) no Pledgor has maintained nor shall maintain its assets in such a manner that will be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

(xvii) each Pledgor has filed and shall file its own tax return separate from those of any other Person, except to the extent that such Pledgor is treated as a “disregarded entity” for tax purposes and is not required to file tax returns under applicable law;

(xviii) no Pledgor has acquired nor shall acquire obligations or securities of its managers, members or Affiliates, as applicable; and

(xix) each Pledgor has only entered into and shall only enter into a contract or agreement with any member, principal or Affiliate of such Pledgor or any guarantor, or any manager, member, principal or Affiliate thereof, upon terms and conditions that are intrinsically fair, commercially reasonable and substantially similar to those that would be available on an arm’s-length basis with third parties.

SECTION 21. WAIVER; AMENDMENT.

None of the terms and conditions of this Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgors and the Trustee.

SECTION 22. MISCELLANEOUS.

This Pledge Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Pledge Agreement without the prior written consent of the Trustee. THIS PLEDGE AGREEMENT AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE. The headings in this Pledge Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Pledge Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Pledge Agreement which shall remain binding on all parties hereto.

SECTION 23. JURISDICTION AND PROCESS; WAIVER OF JURY TRIAL.

(a) Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Pledge Agreement or any Pledged Securities. To the fullest extent permitted by applicable Law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party hereto consents to process being served in any suit, action or proceeding of the nature referred to in Section 23(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it pursuant to Section 19 hereof or at such other address of which such party shall then have been notified pursuant to said Section. Each party hereto agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable Law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section 23 shall affect the right of any party hereto to serve process in any manner permitted by Law, or limit any right that any party hereto may have to bring proceedings relating to this Pledge Agreement in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

(d) THE PARTIES HERETO HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS PLEDGE AGREEMENT OR ANY PLEDGED SECURITIES OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

SECTION 24. RIGHTS OF THE TRUSTEE.

The Trustee shall be entitled to the same rights, protections, immunities and indemnities set forth in the Collateral Trust Indenture as if the same were specifically set forth herein. With respect to the duties, obligations and rights of the Trustee, if any conflict between the terms of this Pledge Agreement and the terms of the Collateral Trust Indenture arises, the terms of the Collateral Trust Indenture shall govern and control. The recitals herein are not statements of the Trustee and the Trustee shall have no responsibility for the truth or accuracy of such recitals.

* * * *

IN WITNESS WHEREOF, each Pledgor and the Trustee have caused this Pledge Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

LMRK GUARANTOR CO. LLC, a Delaware limited liability company

By:	/s/ GEORGE P. DOYLE
Name: George P. Doyle
Title: Chief Financial Officer

LMRK ISSUER CO. LLC, a Delaware limited liability company

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

2019-1 CO-GUARANTOR LLC, a Delaware limited liability company

By:	/s/ George P. Doyle
Name: George P. Doyle
Title: Chief Financial Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Cynthia L. Major
Name: Cynthia L. Major
Title: Banking Officer

Signature Page to the Pledge and Security Agreement

SCHEDULE A

NOTICES AND ADDRESS OF CHIEF EXECUTIVE OFFICES

The Trustee

Notices to:

Wilmington Trust, National Association

Corporate Trust Office

1100 North Market Street

Wilmington, Delaware 19890

Fax: 302-636-4140

Email: clmajor@wilmingtontrust.com

The Pledgors

Notices to:

c/o 2019-1 Co-Guarantor LLC

400 Continental Blvd, Suite 500

El Segundo, CA 90245

Attention: George Doyle

with copies to

Landmark Infrastructure Partners LP

400 Continental Blvd, Suite 500

El Segundo, California 90245

Attention: Legal Department

and

Latham & Watkins LLP

885 3rd Ave

New York, New York 10022

Attention: Loren Finegold, Esq.

SCHEDULE B

LIST OF PLEDGED SECURITIES

Name of Pledged Company	Pledgor	Percentage limited liability company interest of Pledgor in Pledged Company	Certificate Number
2019-1 TRS LLC	2019-1 Co-Guarantor LLC	100%	N/A
LMRK Issuer Co. LLC	LMRK Guarantor Co. LLC	100%	N/A
LD Acquisition Company 8 LLC	LMRK Issuer Co. LLC	100%	N/A
LD Acquisition Company 9 LLC	LMRK Issuer Co. LLC	100%	N/A
LD Acquisition Company 10 LLC	LMRK Issuer Co. LLC	100%	N/A
LD Tall Wall II LLC	LMRK Issuer Co. LLC	100%	N/A

SCHEDULE C

FORM OF CONSENT AND AGREEMENT REGARDING PLEDGE OF OWNERSHIP

INTERESTS

CONSENT AND AGREEMENT REGARDING PLEDGE OF OWNERSHIP INTERESTS (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [_____, __ 20__], from [__________], a Delaware limited liability company (together with its permitted successors and assigns, the “Pledgor”)] [and [______], a Delaware limited liability company (together with its permitted successors and assigns, “[______]” and, together with [________], each referred to herein individually as a “Pledgor” and, collectively, as the “Pledgors”)]; and [_______], a [____________] (together with its permitted successors and assigns, [the “Pledged Company”][“________”]), [and [__________], a [___________] (together with its permitted successors and assigns, “[_________]”; together with [______] each a “Pledged Company” and, collectively, the “Pledged Companies”).]

W I T N E S S E T H:

WHEREAS, the Pledgor[s][, among others,] and Wilmington Trust, National Association, a national banking association, in its capacity as trustee for the Secured Parties from time to time (together with its successors and assigns and any co-agents in such capacity, the “Trustee”) have entered into Pledge and Security Agreement, dated as of January 15, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Secured Obligations (as defined in the Collateral Trust Indenture), the Pledgor(s) pledged to the Trustee, and granted a security interest in favor of the Trustee in, all of the right, title and interest of [such][each] Pledgor in and to any and all Ownership Interests (as defined in the Pledge Agreement), including any “uncertificated securities” (as defined in the Uniform Commercial Code, as adopted in its State of formation) (the “UCC”) issued from time to time by [the][any] Pledged Company, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Ownership Interests being herein collectively called the “Pledged Interests”); and

WHEREAS, the Pledgor[s] desire[s] that [the][each] Pledged Company enter into this Agreement in order for [the][each] Pledged Company to acknowledge the security interest of the Trustee under the Pledge Agreement in the Pledged Interests, to vest in the Trustee control of the Pledged Interests and to provide for the rights of the parties under the Pledge Agreement.

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. [The][Each] Pledged Company hereby acknowledges and confirms that:

(a) [the][such] Pledged Company’s records reflect that the Pledged Interests of such Pledged Company are registered in the name of the Pledgor that owns such Pledged Interests;

(b) the Pledged Interests of [the][such] Pledged Company are “uncertificated securities” as defined in Section 8-102(a)(17) of the UCC;

(c) [the][such] Pledged Company is the “issuer” of the Pledged Interests of [the][such] Pledged Company as defined in Section 8-201 of the UCC; and

(d) the Pledged Interests of [the][such] Pledged Company are subject to the Liens created under the Pledge Agreement.

SECTION 2. [The][Each] Pledgor hereby irrevocably authorizes and directs [the][each] Pledged Company owned by such Pledgor, and [the][each] Pledged Company hereby agrees that, upon the receipt by [the][such] Pledged Company of written notice from the Trustee (acting at the written direction of the Required Secured Parties) that the Specified Conditions (as defined in the Collateral Trust Indenture) have occurred and are continuing and that the Trustee is exercising exclusive control over the Pledged Interests issued by [the][such] Pledged Company in the form of Exhibit A attached hereto (each, a “Notice of Exclusive Control”), [the][such] Pledged Company shall (a) comply with any and all instructions and orders originated by the Trustee (and its successors and assigns) issued by the Trustee pursuant to and in accordance with the written directions of the Required Secured Parties regarding any and all of the Pledged Interests in [the][such] Pledged Company without the further consent by the registered owner (including [the][any] Pledgor), and (b) not comply with any instructions or orders regarding any or all of the Pledged Interests originated by any person or entity other than the Trustee (and its successors and assigns) pursuant to and in accordance with the written directions of the Required Secured Parties or a court of competent jurisdiction.

SECTION 3. [The][Each] Pledged Company hereby certifies to the Trustee that no notice of any security interest, lien or other encumbrance or claim affecting the Pledged Interests in [the][such] Pledged Company (other than the security interest of the Trustee) has been received by it.

SECTION 4. [The][Each] Pledged Company hereby represents and warrants to the Trustee that (a) the pledge by any Pledgor that owns [the][such] Pledged Company of, and the granting by such Pledgor of a security interest in, the Pledged Interests in [the][such] Pledged Company to the Trustee, does not violate the limited liability company agreement or operating agreement, as applicable, or any other agreement governing [the][such] Pledged Company or the Pledged Interests in [the][such] Pledged Company, and (b) the Pledged Interests in [the][such] Pledged Company are fully paid and nonassessable (to the extent such concepts are applicable).

SECTION 5. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent by [the][any] Pledged Company to [the][any] Pledgor that owns [the][such] Pledged Company in respect of [the][such] Pledged Company will also be sent to the Trustee at the following address:

Wilmington Trust, National Association

Corporate Trust Office

1100 North Market Street

Wilmington, Delaware 19890

3

SECTION 6. Except as expressly provided otherwise in Section 4, all notices, shall be sent or delivered in accordance with the terms of Section 19 of the Pledge Agreement.

SECTION 7. This Agreement shall be binding upon the successors and assigns of [the][each] Pledgor and [the][each] Pledged Company and shall inure to the benefit of and be enforceable by the Trustee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms or conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Trustee, the Pledged [Company][Companies] and the Pledgor[s].

SECTION 8. (a) Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Agreement, the Pledge Agreement or any Pledged Interests. To the fullest extent permitted by applicable Law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defense or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(b) Each party hereto consents to process being served in any suit, action or proceeding of the nature referred to in Section 7(a) by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, return receipt requested, to it pursuant to Section 19 of the Pledge Agreement or at such other address of which such party shall then have been notified pursuant to said Section. Each party hereto agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable Law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

(c) Nothing in this Section shall affect the right of any party hereto to serve process in any manner permitted by Law, or limit any right that the Trustee may have to bring proceedings against [the][any] Pledgor or [the][any] Pledged Company in the courts of any appropriate jurisdiction or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

4

(d) THE PARTIES HERETO HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS AGREEMENT, THE PLEDGE AGREEMENT OR ANY PLEDGED INTERESTS OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THEREWITH.

(e) This Agreement shall be governed by, and construed and enforced in accordance with, the Laws of the State of Delaware, excluding choice-of-law principles of the Law of such state that would permit the application of the Laws of a jurisdiction other than such state. The State of Delaware shall be deemed to be [the][each] Pledged Company’s jurisdiction for purposes of the UCC (including, without limitation, Section 8-110 thereof).

*         *         *

5

IN WITNESS WHEREOF, [the][each] Pledgor and [the][each] Pledged Company have caused this Consent and Agreement Regarding Pledge of Ownership Interests to be duly executed as of the date first above written.

[___________], a Delaware limited liability company, as Pledgor

By:
Name:
Title:

[[___________], a Delaware limited liability company, as Pledgor

By:
Name:
Title: ]

Signature Page to Consent and Agreement

Regarding Pledge of Ownership Interests

[___________], a [___________], as Pledged Company

By:
Name:
Title:

[[___________], a [___________], as Pledged Company

By:
Name:
Title: ]

Signature Page to Consent and Agreement

Regarding Pledge of Ownership Interests

Acknowledged and accepted by:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee

By:
Name:
Title:

Signature Page to Consent and Agreement

Regarding Pledge of Ownership Interests

EXHIBIT A

TO

CONSENT AND AGREEMENT REGARDING PLEDGE OF OWNERSHIP INTERESTS

NOTICE OF EXCLUSIVE CONTROL

[Name of Pledgor]

[Address]

[Name of Pledged Company]

[Address]

Attention: [______]

Re:	Pledged Interests of [Pledgor] Issued by [Pledged Company] - Notice of Exclusive Control

Ladies and Gentlemen:

Reference is made to that certain Consent and Agreement Regarding Pledge of Ownership Interests dated as of [____], 20[__] (the “Consent and Agreement”) among you, us and the other parties thereto. Capitalized terms used but not defined herein shall have the meanings specified in the Consent and Agreement.

Pursuant to written direction from the Required Secured Parties provided to the Trustee, the Trustee hereby provides notice that an Event of Default (as defined in the Collateral Trust Indenture) has occurred and is continuing.

From and after the date of this notice, [______] is hereby directed to (i) comply with any and all orders originated by the Trustee (and its successors and assigns) issued by the Trustee pursuant to and in accordance with the written directions of the Required Secured Parties regarding any and all of the Pledged Interest of [_____] without the further consent by the registered owner (including any Pledgor), and (ii) not comply with any instructions or orders regarding any or all of the Pledged Interests originated by any person or entity other than the Trustee (and its successors and assigns) pursuant to and in accordance with the written direction of the Required Secured Parties or a court of competent jurisdiction.

Very truly yours,

WILMINGTON TRUST, NATIONAL
ASSOCIATION

By:
Name:
Title:

SCHEDULE D

TRANSFER DOCUMENT AND PROXY

[NAME OF PLEDGED COMPANY]

FOR VALUE RECEIVED, [        ] (the “Pledgor”), a [    ] organized and existing under the laws of the State of [    ], hereby sells, assigns and transfers unto Wilmington Trust, National Association, as trustee under the Pledge and Security Agreement (the “Trustee”), all of its ownership interests in [Name of Pledged Company], a limited liability company organized and existing under the laws of the State of Delaware, standing in its name on the books of the Pledgor, [represented by Certificate No. [    ],] and irrevocably appoints Trustee as attorney to transfer the ownership interests with full power of substitution in the premises.

Date: [            ]

[______]

By:
Name:
Title:

SCHEDULE D (CONT.)

PROXY

[NAME OF PLEDGED COMPANY]

The undersigned hereby appoints Wilmington Trust, National Association, in its capacity as trustee under the Pledge and Security Agreement (the “Trustee”), as Proxy with full power of substitution, and hereby authorizes the Trustee to represent and vote all of the [ownership] interests of [Name of Pledged Company], a Delaware limited liability company organized and existing under the laws of the State of Delaware, owned by the undersigned on the date of exercise hereof, during the occurrence and continuation of the Specified Conditions under, and as defined in, the Pledge and Security Agreement (the “Pledge Agreement”), dated as of January 15, 2020, from LMRK Guarantor Co. LLC, a Delaware limited liability company, LMRK Issuer Co. LLC, a Delaware limited liability company and 2019-1 Co-Guarantor LLC, as Pledgors, to the Trustee at any meeting or at any other time chosen by the Trustee in its sole discretion and in accordance with the Pledge Agreement.

Date: [            ]

[______]

By:
Name:
Title: